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                                                                  EXHIBIT 10.16





                         AMERISOURCE HEALTH CORPORATION
                             1995 STOCK OPTION PLAN




                                                 Date Adopted: February 21, 1995
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                         AMERISOURCE HEALTH CORPORATION
                             1995 STOCK OPTION PLAN

                      1.          Purpose of the Plan

                                  The purpose of the Plan is to assist the
Company and its Subsidiaries in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees.

                      2.          Definitions

                      2.01 "1934 ACT" means the Securities Exchange Act of 1934, as amended.

                      2.02 "AMERISOURCE" means AmeriSource Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company.

                      2.03 "BOARD" means the Board of Directors of the Company.

                      2.04 "CODE" means the Internal Revenue Code of 1986, as amended.

                      2.05 "COMMITTEE" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a member of the Board and shall be a Disinterested Person.





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                      2.06        "COMMON STOCK" means the Company's Class A
            Common Stock, $0.01 par value per share, or such other class or kind of shares or other securities resulting from the application of Section 7.

                      2.07 "COMPANY" means AmeriSource Health Corporation, a Delaware corporation, or any successor corporation.

                      2.08 "DISINTERESTED PERSON" means a person defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor definition adopted by the Securities and Exchange Commission.

                      2.09 "EMPLOYEE" means an officer or other key employee of the Company or a Subsidiary including a director who is such an employee.

                      2.10 "FAIR MARKET VALUE" means, on any given date, the previous days' closing price of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the NASDAQ Stock Market, on such date or, if the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported; provided, however, that the Option price for any Options granted on the date that the Registration Statement is declared or deemed effective by the Securities and Exchange Commission shall be equal to the price to the public set forth on the cover page of the definitive prospectus included in the Registration Statement.

                      2.11 "HOLDER" means an Employee to whom an Option is granted.





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                      2.12        "MATURE COMMON STOCK" means Common Stock
            owned for six months or more, or such other period as the Committee may determine subject to applicable accounting regulations, by the
            respective Holder.  2.13        "OPTION" means a non-qualified
            stock option granted from time to time under Section 6 of the Plan.

                      2.14 "PLAN" means the AmeriSource Health Corporation 1995 Stock Option Plan herein set forth, as amended from time to time.

                      2.15 "REGISTRATION STATEMENT" means the Company's Form S-2 Registration Statement (No. 33-57513), as amended.

                      2.16 "RETIREMENT" means retirement from the active employment of the Company or a Subsidiary pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Committee.

                      2.17 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      2.18 "VPI" means 399 Venture Partners, Inc., a Delaware corporation.





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                      3.          Eligibility

                                  Any Employee is eligible to receive an Option
            grant.

                      4.          Administration and Implementation of Plan

                      4.01 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Options will be granted, in determining the amount of Options to be granted to each such Employee and the terms and conditions of Options granted under the Plan.

                      4.02 The Committee's powers shall include, but not be limited to, the power: (a) to determine whether, to what extent and under what circumstances an Option may be granted; (b) to determine whether, to what extent and under what circumstances an Option may be exercised; (c) to determine whether, to what extent and under what circumstances exceptions to the exercisability of an Option (including accelerating the exercisability) may be granted;
            (d) to condition an Option grant upon the attainment of specified performance goals; (e) to determine the effect, if any, of a change in control of the Company (including a merger of the Company into, a consolidation of the Company with, or an acquisition of the Company by a person or entity or a liquidation of the Company) upon outstanding Options; (f) to establish an arrangement through registered broker-dealers whereby temporary financing may be made available to a





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            Holder by the broker-dealer, under the rules and regulations of the
            Federal Reserve Board, for the purpose of assisting the Holder in the exercise of an Option; (g) to establish procedures at the Committee's discretion, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, for a Holder (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the minimum statutory tax withholding obligation incurred by the Holder upon such exercise, or (ii) to exercise an Option by delivering a number of shares of Mature Common Stock already owned by such Holder having a Fair Market Value that shall equal the option exercise price and/or the tax withholding obligation incurred by the Holder upon such exercise; (h) to condition an Option grant upon such Employee's execution of non-compete, non-disclosure or similar arrangements in favor of the Company and/or its Subsidiaries and satisfactory in form and substance to the Committee; and (i) to establish a loan program, or to cause AmeriSource to establish a loan program, if permitted by the restrictions in the Company's and AmeriSource's financing agreements, to loan to a Holder who is still employed by the Company at the time of exercise an amount sufficient to satisfy the exercise price and/or tax obligation incurred by the Holder upon such exercise and thereafter loan promptly to such Holder such additional amounts sufficient to pay further withholding obligations as may be determined from





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            time to time to be payable as a result of such exercise.  Any amounts loaned to such Holder shall be evidenced by a promissory note from such Holder on such terms as are mutually agreed to by the Committee and the Holder; provided, however, that such loan shall bear a market rate of interest and shall be full recourse.

                      4.03 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Option in order to carry out the purposes of the Plan so long as such amendment does not take away any benefit granted to a Holder by the Option and as long as the amended Option comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

                      5.          Shares of Stock Subject to the Plan

                      5.01 Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Options under the Plan shall be 1,116,431 shares, subject to increase by such number of shares as equals 5% of any and all Common Stock sold pursuant to the over-allotment option contained in the Underwriting Agreement between the Company and the several underwriters named





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            therein relating to the offering of Common Stock registered pursuant to the Registration Statement.

                      5.02 Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Options under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available for grants of Options under the Plan.

                      6.          Options

                                  Options give an Employee the right to
purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. The grant of Options shall be subject to the following terms and conditions:

                      6.01 OPTION GRANTS: Options shall be evidenced by Option award certificates. Such certificates shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

                      6.02 OPTION PRICE: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee and shall





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            be not less than the Fair Market Value of a share of Common Stock on the date of grant.

                      6.03 TERM OF OPTIONS: The Option certificates shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than six years from the date of grant or such shorter term as specified by the Committee in the Option award certificate. If an Option is exercised sooner than six months from the date of grant, then the shares acquired upon such exercise must be held for at least six months from the date of grant of the Option.

                      6.04 RESTRICTION ON TRANSFERABILITY: No Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Option only in accordance with this Section 6.

                      6.05 PAYMENT OF OPTION PRICE: The Option price of the shares of Common Stock acquired upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, in whole or in part in Mature Common Stock valued at Fair Market Value on the date of exercise by delivering to the Company such Mature Common Stock already owned by the Holder.





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                      6.06        MANDATORY HOLDING PERIOD AFTER EXERCISE:
            During the four-year period after the date of grant of an Option, the Holder shall be required to hold 50% of the shares of Common Stock acquired upon exercise of such Option for a period of one year after the date of exercise. Any purported transfer of shares of Common Stock acquired upon exercise of an Option in violation of the Plan shall be null and void and of no force and effect and the purported transferree(s) shall have no rights or privileges in or with respect to the Company.

                      6.07 TERMINATION BY DEATH: If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Option held by such Holder may thereafter be exercised, to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the Holder, until the expiration of the stated term of the Option or until such shorter term before the expiration of the Option as the Committee may determine.

                      6.08        TERMINATION BY REASON OF RETIREMENT OR
            DISABILITY: If a Holder's employment by the Company or a Subsidiary terminates by reason of disability (as determined by the Committee) or Retirement, any Option held by such Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's legal representative), to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, until the





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            expiration of the stated term of the Option or until such shorter term before the expiration of the Option as the Committee may determine.

                      6.09 OTHER TERMINATION: If a Holder's employment by the Company or Subsidiary terminates for any reason other than death, disability or Retirement, the Option shall terminate 30 days after the date of such termination of employment.

                      7.          Adjustments Upon Changes in Capitalization

                                  In the event of a reorganization,
recapitalization, stock split, reverse stock split, spin-off, split-off, split up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the Committee shall make the adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall, where appropriate, be paid in cash to the Holder. If during the term of any Option granted hereunder the Company shall be, with the prior approval of a majority of the members of the Board, merged into or consolidated with or otherwise combined with or acquired by a person or entity, or there is a liquidation of the Company, then at the election of the Committee, the Company may take such other action as the





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Committee shall determine to be reasonable under the circumstances to permit the Holder to realize the value of such Option, including without limitation paying cash to such Holder equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Holder having a value equal to the value of the Option.

                      8.          Effective Date, Termination and Amendment

                                  The Plan shall become effective on March __,
1995, subject to stockholder approval. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval which shall:

                      8.01 Increase (except as provided in Section 7) the total number of shares available for issuance pursuant to the Plan;

                      8.02 Change the class of employees eligible to be Holders;

                      8.03        Change the provisions of this Section 8; or

                      8.04 Make any other change for which stockholder approval is required under Section 16(b)(3) or any successor provision of the 1934 Act.

                      Termination of the Plan pursuant to this Section 8 shall not affect Options outstanding under the Plan at the time of termination.





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                      9.          General Provisions

                      9.01 Nothing contained in the Plan, or any Option granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Employee at any time.

                      9.02 For purposes of this Plan, transfer of employment between the Company and its Subsidiaries shall not be deemed termination of employment.

                      9.03 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the exercise of Options, the Company shall, at the election of the Holder, but only with the consent of the Committee, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, have the right to repurchase from shares already held by the Holder, the number of shares of Mature Common Stock whose Fair Market Value equals the withholding tax obligation of such Holder or to make loans or cause AmeriSource to make loans on the terms set forth in Section 4.02(i) to pay the applicable tax obligation incurred by the Holder upon such exercise.





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                      9.04        The Company shall not be obligated to deliver
            certificates for Common Stock upon the exercise of an Option unless the Holder has made payment in full for such Common Stock required by Sections 6.02 and 6.05 and has arranged for withholding of all taxes required by Section 9.03.

                      9.05 Without amending the Plan, Options may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

                      9.06 Upon exercise of an Option, the Holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue or transfer the shares of Common Stock in compliance with the provisions of applicable federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of shares of Common Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Company may consider appropriate. The Company is not obligated to register or qualify the shares of Common Stock issued pursuant to Options under federal or state securities laws and may refuse to issue such shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any shares of Common Stock upon





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            exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Company deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the shares of Common Stock issued hereunder may be legended to reflect such restrictions.

                      9.07 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974, as amended) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and construed accordingly.

                      9.08 Upon the occurrence of a Change in Control, each Option then outstanding shall become immediately exercisable to the full extent of the shares of Common Stock subject thereto; provided, that (i) such Holder was employed by the Company at the time of such Change in Control and (ii) either (x) such Holder is employed by the Company on the first anniversary date of the Change in Control, (y) such Holder's employment is subsequently terminated by the Company other than for Cause during the one-year period following such Change in Control, or (z) such Holder voluntarily terminates such Holder's employment during the one-year period following such Change in Control as a result of a Constructive
            Termination.   For purposes of this Plan, "Cause" means willful
            misconduct or dishonesty, or conviction of or failure to contest prosection for a felony, or excessive absenteeism unrelated to





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            illness.  For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act, other than VPI and its Affiliates (as defined in Rule 12b-2 under the 1934
            Act) becomes the "beneficial owner" (as defined in Section 13(d)(3) under the 1934 Act) of securities of the Company representing more than 35 percent (35%) of the total aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, and such person or group owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person or group. For purposes of this Plan, "Constructive Termination" means when the Company (a) requires Holder to assume duties inconsistent with, or the Company makes a significant diminution or reduction in the nature or scope of Holder's authority or duties from, the authority or duties assigned to or held by Holder during the 30 days immediately prior to the Change in Control, or (b) materially reduces Holder's base salary, incentive compensation opportunities or fringe benefits or (c) relocates Holder's site of employment to a location more than 50 miles away from Holder's site of employment 30 days immediately prior to the Change in Control. Notwithstanding anything else contained in this Section 9.07, a Holder shall be eligible to exercise Options both before and after a Change in Control to the full extent otherwise permitted under the Plan.





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